Exhibit 99.45

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  January, 1999
           Series 1998-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      683,221.74
                                                                 ---------------
        (b)    Interest                                       $    5,143,588.73
                                                                 ---------------
        (c)    Total                                          $    5,826,810.47
                                                                 ---------------

 2. Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      593,954.20
                                                                 ---------------
        (b)    Interest                                       $    4,461,271.44
                                                                 ---------------
        (c)    Total                                          $    5,055,225.64
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       89,267.54
                                                                 ---------------
        (b)    Interest                                       $      682,317.29
                                                                 ---------------
        (c)    Total                                          $      771,584.83
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      293,108.76
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    8,971,547.56
                                                                 ---------------
        (b)    Interest                                       $       54,991.07
                                                                 ---------------
        (c)    Total                                          $    9,026,538.63
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during  the prior month:                              $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  840,683,780.71
                                                                 ---------------

13.     Available Funds:                                      $   14,725,743.48
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                     $         0.00
                                                                   -------------

17.      Compensating Interest Payment:                         $     13,445.68
                                                                   -------------

18.      Total interest payments:                               $  4,777,865.43
                                                                   -------------

19. Interest
                              Unpaid Class
     Accrued Certificate   Interest Shortfalls    Interest
Class     Interest                                 Payable      Pay-out Rate
R    $              0.00   $              0.00   $       0.00   %0.000000000
PO   $              0.00   $              0.00   $       0.00   %0.000000000
A1   $        262,872.73   $              0.00   $ 262,872.73   %6.750000013
A2   $        145,937.71   $              0.00   $ 145,937.71   %6.749999836
A3   $        575,367.66   $              0.00   $ 575,367.66   %6.749999993
A4   $        526,991.99   $              0.00   $ 526,991.99   %6.749999937
A5   $        123,193.13   $              0.00   $ 123,193.13   %6.750000274
A6   $        213,526.04   $              0.00   $ 213,526.04   %6.249999951
A7   $        104,166.67   $              0.00   $ 104,166.67   %6.250000200
A8   $        156,250.00   $              0.00   $ 156,250.00   %6.250000000
A9   $        169,870.95   $              0.00   $ 169,870.95   %6.249999885
A10  $        176,220.99   $              0.00   $ 176,220.99   %5.987499949
A11  $         73,946.60   $              0.00   $  73,946.60   %2.512500150
A12  $        315,752.32   $              0.00   $ 315,752.32   %6.087500039
A13  $        125,133.86   $              0.00   $ 125,133.86   %9.305355848
A14  $        313,452.30   $              0.00   $ 313,452.30   %6.750000092
A15  $        372,620.31   $              0.00   $ 372,620.31   %6.187499965
A16  $         84,584.14   $              0.00   $  84,584.14   %8.919642688
A17  $         31,033.45   $              0.00   $  31,033.45   %8.683357319
A18  $         23,644.53   $              0.00   $  23,644.53   %9.249999145
A19  $              0.00   $              0.00   $       0.00   %0.000000000
A20  $        198,099.87   $              0.00   $ 198,099.87   %6.487500092
A21  $         76,720.76   $              0.00   $  76,720.76   %7.537500215
A22  $        149,103.86   $              0.00   $ 149,103.86   %6.437499906
A23  $         47,771.14   $              0.00   $  47,771.14   %7.955357581
A24  $        215,971.88   $              0.00   $ 215,971.88   %6.750000156
A25  $         67,328.09   $              0.00   $  67,328.09   %6.487500391
A26  $         26,075.04   $              0.00   $  26,075.04   %7.537500271
RL   $              0.00   $              0.00   $       0.00   %0.000000000
M    $         93,531.64   $              0.00   $  93,531.64   %6.749999968
B1   $         40,446.27   $              0.00   $  40,446.27   %6.750000610
B2   $         22,749.27   $              0.00   $  22,749.27   %6.749999260
B3   $         20,223.13   $              0.00   $  20,223.13   %6.749998951
B4   $         10,110.16   $              0.00   $  10,110.16   %6.749996837
B5   $         15,168.92   $              0.00   $  15,168.92   %6.749998470

20.      Principal Distribution Amount:                         $  9,947,878.05
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution        Accrual Amount
                                 ----------------------        --------------
        Class R                  $                  0.00       $         0.00
        Class PO                 $              1,218.85       $         0.00
        Class A1                 $            833,587.23       $         0.00
        Class A2                 $            703,422.49       $         0.00
        Class A3                 $          1,503,828.23       $         0.00
        Class A4                 $          1,230,868.16       $         0.00
        Class A5                 $                  0.00       $         0.00
        Class A6                 $                  0.00       $         0.00
        Class A7                 $                  0.00       $         0.00
        Class A8                 $                  0.00       $         0.00
        Class A9                 $                  0.00       $         0.00
        Class A10                $                  0.00       $         0.00
        Class A11                $                  0.00       $         0.00
        Class A12                $          1,561,165.85       $         0.00
        Class A13                $            404,746.71       $         0.00
        Class A14                $            793,575.14       $         0.00
        Class A15                $          2,292,295.54       $         0.00
        Class A16                $             41,266.19       $         0.00
        Class A17                $            322,424.51       $         0.00
        Class A18                $            230,608.15       $         0.00
        Class A19                $                  0.00       $         0.00
        Class A20                $                  0.00       $         0.00
        Class A21                $                  0.00       $         0.00
        Class A22                $                  0.00       $         0.00
        Class A23                $                  0.00       $         0.00
        Class A24                $                  0.00       $         0.00
        Class A25                $                  0.00       $         0.00
        Class A26                $                  0.00       $         0.00
        Class SUP                $                  0.00       $         0.00
        Class RL                 $                  0.00       $         0.00
        Class M                  $             13,352.91       $         0.00
        Class B1                 $              5,774.26       $         0.00
        Class B2                 $              3,247.77       $         0.00
        Class B3                 $              2,887.13       $         0.00
        Class B4                 $              1,443.36       $         0.00
        Class B5                 $              2,165.57       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                               $           0.02
                                                                  --------------

24.     Subordinate Certificate Writedown Amount:              $           0.00
                                                                  --------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                              $           0.00
                                                                  --------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A10                %              5.98749995
         Class  A11                %              2.51250015
         Class  A12                %              6.08750004
         Class  A13                %              9.30535585
         Class  A15                %              6.18749996
         Class  A16                %              8.91964269
         Class  A17                %              8.68335732
         Class  A18                %              9.24999915
         Class  A20                %              6.48750009
         Class  A21                %              7.53750021
         Class  A22                %              6.43749991
         Class  A23                %              7.95535758
         Class  A25                %              6.48750039
         Class  A26                %              7.53750027

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $    192,455.98
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    247,510.64
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.767369    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.232631
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %  0.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                           --------------------------------
                                            Name:     Tim Neer
                                            Title:    Vice President
                                                      Investor Operations